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                                                                    EXHIBIT 10.8

CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTIONS OF THIS DOCUMENT
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                    SOFTWARE AGENCY AND SERVICES AGREEMENT


    This Software Agency and Services Agreement ("Agreement") is entered into this 3rd day of May, 1999 ("Effective Date"), between Purchase Pro International, Inc., a Nevada Corporation whose address is 3291 North Buffalo Drive, Las Vegas, Nevada 89129 (hereinafter "Purchase Pro"); ZoomTown.com, Inc., an Ohio corporation with headquarters at 201 East Fourth Street, Cincinnati, Ohio 45202 (hereinafter "ZoomTown.com"); and E-MarketPro, LLC, a Kentucky limited liability company whose address is 2623 Regency Road, Lexington, Kentucky 40503 (hereinafter "E-MarketPro").

1.  Definitions
    -----------

    Unless otherwise specified herein, the following terms shall be defined as follows:

     (a)  Access shall mean the sale, license for use, or other means by which
          ------
Purchase Pro enables customers to use Software products.

     (b)  Advertising Revenue shall mean all revenue from advertising, banners,
          -------------------
directories, and the like on the co-branded ZoomTown.com/Purchase Pro form of the Software (i.e., the page(s) or areas of the co-branded Software that Customers see when they Access the same).

     (c)  Agreed Deductions shall mean the amount to be deducted from the
          -----------------
Bundled Revenues from a given Bundled Transaction in order to derive the portion thereof that equitably is attributable to the Access included therein, as mutually agreed by Purchase Pro and ZoomTown.com.

     (d)  Bundled Revenues shall mean the aggregate of all revenues attributable
          ----------------
to Bundled Transactions.

     (e)  Bundled Transaction shall mean a sale, license, lease or other
          -------------------
transaction with a Customer in which Access is bundled together with other goods and/or services (e.g., an ASDL line) in a single or combined economic package. The simultaneous, but separate, sale of Access and other good(s) and services to a Customer, per se, will not give rise to Bundled Transaction if such sale of Access is for full price (without discount).

     (f)  Contiguous States shall mean the States of Indiana, Michigan,
          -----------------
Missouri, Pennsylvania, Tennessee, Virginia and West Virginia.

     (g)  Customer Guaranteed Minimum shall mean the sum of ** per Customer per
          ---------------------------
month; provided, however, the term Customer Guaranteed Minimum shall apply only to Customers located within the Initial Market Area.

     (h)  Customer ID shall mean a unique combination of a user-ID number or
          -----------
code (or other identifier) and a password that enables a user of the Software to have Access.

     (i)  Customers shall mean companies (which term is understood to include
          ---------
all types of business entities as well as sole proprietorships and individuals doing business under their own or any




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other name) located within the Market Area that are granted Access to the
Software (determined based on whether such entity has a Customer ID and has local telephone "dial tone" within the Market Area). Notwithstanding the foregoing, Customers shall not include those existing customers of E-MarketPro within the state of Kentucky as are set forth in Exhibit D, hereto, which may be amended in the future by mutual agreement of ZoomTown.com and E-MarketPro. For those parties identified on Exhibit D, rights and obligations shall instead be governed by the provisions of the E-MarketPro Agreement.

     (j)  Dedicated Support Facility shall mean a suitably staffed and equipped
          --------------------------
facility (which can serve one or more areas) maintained by Zoomtown.com that is dedicated to providing First Tier Support in a specific geographic area. The Dedicated Support Facility initially will serve the Initial Market Area.

     (k)  Defect shall mean any replicable Software programming error that
          ------
causes a material non-compliance by the then most recent release of the Software with Purchase Pro's published or external specifications and/or operating manuals (or similar documentation) for that Software release.

     (l)  Disruption shall mean the occurrence of any material disruption in the
          ----------
services to Customers in the ZoomTown.com networks that is solely caused by a Severity Level 1 or Severity Level 2 (as those terms are defined in Exhibit A) Defect in the then most recent release of the Software. For purposes of this Agreement, the term Disruption shall not include (i) any scheduled maintenance periods or any impairment, interruption or failure to perform or respond in the services to Customers in the ZoomTown.com networks that is not caused by use of the Software, in the form provided by Purchase Pro, in accordance with its specifications and documentation or (ii) any thirty (30) day period during which the Software is operational, on average, at least 99% of the time.

     (m)  E-MarketPro Agreement shall mean the agreement between E-MarketPro and
          ---------------------
Purchase Pro dated the 1st day of February 1999, as amended.

     (n)  Gross Revenue shall mean **
          -------------            --

     (o)  Initial Market Area shall mean the States of Ohio and Kentucky.
          -------------------

     (p)  Launch Date shall mean the date the parties mutually agree that the
          -----------
Software in its co-branded ZoomTown.com/Purchase Pro form is operational and Customers may commence to Access the Software.

     (q)  Launch Period shall mean the period commencing on the Effective Date
          -------------
and ending on May 17, 1999 (or such other date the parties mutually agree upon in writing).

     (r)  Market Area shall mean the Initial Market Area, together with the
          -----------
ZoomTown.com network in the Initial Market Area, plus any expansion(s) of the Market Area pursuant to subparagraph


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2.2(b) or the next sentence. Market Area shall also include any mutually agreed
(agreement to be in writing and not to be unreasonably withheld) future expansions of the ZoomTown.com network or networks to any additional geographic area(s) in which ZoomTown.com will actively market Access to the Software and will provide First Tier Support for Customers via a Dedicated Support Facility.

     (s)       Net Revenue shall mean **
               -----------            --

     (t)       Purchase Pro House Account Customers shall mean those customers
               ------------------------------------
of Purchase Pro that enter into a regional, national or international contract with Purchase Pro for Access to the Software, together with their respective suppliers and customers that have Access or use the Software under or pursuant to such a contract, including without limitation those Purchase Pro House Account Customers set forth in Exhibit B hereto.

     (u)       Software shall mean the Purchase Pro proprietary software for the
               --------
supply, purchase, bid for, offer for sale, lease, trade, barter or exchange goods or services through use of the internet, including all updates and upgrades thereto, offered by Purchase Pro for use by customers, including Customers of ZoomTown.com.

     (v)       Support
               -------

     (i)            First Tier Support shall mean all initial direct Customer
                    ------------------
           contact and follow-up contact as appropriate regarding Customer calls or inquiries for technical support, maintenance and error correction for the Software and includes, without limitation, (i) information gathering; (ii) handing off of support calls and pass through of problem reports, in the format prescribed by Purchase Pro, to the appropriate Second Tier Support personnel; and (iii) the distribution of Software work-arounds, patches and fixes to Customers directly or by download from the ZoomTown Website (unless Purchase Pro elects to distribute the same as part of a general availability release of the Software or the same is available by download from other internet website(s)). Unless Purchase Pro agrees otherwise, all First Tier Support will be provided on a 7 X 24 basis in accordance with Purchase Pro's then standard Software support policies and procedures.

    (ii)            Second Tier Support shall mean problem isolation and
                    -------------------
           identification and follow-up with the Customer and/or First Tier Support personnel, as appropriate.

   (iii)            Third Tier Support shall mean providing prompt corrective
                    ------------------
           maintenance for the Software in accordance with Exhibit A and Purchase Pro's standard guidelines as in effect from time to time. Corrective maintenance will include action to verify a problem's existence and determine conditions under which the problem may recur. After such verification, one of the following will be provided (unless said guidelines provide otherwise, in which said guidelines will be followed): an appropriate prompt fix for the problem or a temporary solution or workaround for the problem to be followed by a permanent solution in a subsequent Software release, whichever is more reasonable and suitable under the circumstances.


*  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION
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CONTAINED IN THIS EXHIBIT.  THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE
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          (w)    Transaction Fees shall mean fees charged Customers for
                 ----------------
Access to the Software based on or measured by the number, dollar volume or other attribute of transactions between Customers or between Customers and third parties for the internet sale, lease, trade, barter or exchange of goods or services via Access to the Software.

          (x)    ZoomTown Website shall mean the internet website that
                 ----------------
ZoomTown.com maintains to provide information about itself and the goods and services (including the co-branded ZoomTown.com/Purchase Pro form of the Software) that it markets and sells.

2.   Appointment/Market Area
     -----------------------

     2.1    E-MarketPro Agreement Amendment
            -------------------------------

     During the term of this Agreement, (i) the E-MarketPro Agreement is hereby amended to the extent it is inconsistent with this Agreement as it applies to the Initial Market Area and the Contiguous States and (ii) E-MarketPro hereby waives all rights under the E-MarketPro Agreement to market and offer Access with respect to those specific geographic areas (which instead shall be governed by this Agreement).

     2.2    ZoomTown.com
            ------------

Purchase Pro, E-MarketPro and ZoomTown.com agree that this Agreement grants ZoomTown.com the right, as Purchase Pro's agent and representative and on the terms set forth herein, to market and offer (which terms may include the right to issue Customer IDs in accordance with Purchase Pro's standard policies and practices to Customers), on behalf of Purchase Pro, Access to Purchase Pro's Software worldwide. ZoomTown.com also is granted a non-exclusive license to use the Software and other proprietary materials of Purchase Pro as and for the purposes set forth herein. The rights granted ZoomTown.com hereunder and ZoomTown.com's appointment hereunder as Purchase Pro's agent to market and offer Access to the Software are subject to the following:

     (a) ZoomTown.com's right to market and offer Access in geographic areas comprising the Initial Market Area shall be, subject to Purchase Pro's rights with respect to Purchase Pro House Account Customers, (i) exclusive in the State of Ohio and (ii) co-exclusive, with E-MarketPro's similar appointment under Paragraph 2.3 below, in the State of Kentucky. Subject to subparagraphs 2.2(b) and 2.2(c) below, ZoomTown.com's right to market and offer Access in geographic areas outside the Initial Market Area shall be non-exclusive, notwithstanding any future expansions of the Market Area due to an expansion of the ZoomTown.com network to geographic locations pursuant to subparagraph 1(r) above.

     (b) Purchase Pro reserves the right to grant third parties exclusive rights to market and offer Access to the Software in specific geographic area(s) within the Contiguous States, subject to the provisions of this subparagraph 2.2(b). If PurchasePro desires to grant exclusive rights to market and offer Access to the Software in specific geographic area(s) within the Contiguous States, then Purchase Pro shall offer that exclusivity in writing to ZoomTown.com under the terms of this Agreement as an expansion of the Market Area. If ZoomTown.com accepts Purchase Pro's offer in


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writing within thirty (30) days, then the Market Area shall be expanded to include said geographic area(s) on an exclusive basis (even as to E-MarketPro, except for Access to the co-branded Software by persons or entities located in that geographic area that result from E-MarketPro customers requesting Access for their suppliers or customers who are in that geographic area). If ZoomTown.com does not so accept Purchase Pro's offer, then E-MarketPro shall have a right of first refusal to acquire exclusive rights (even as to ZoomTown.com, except for Access by persons or entities located in that geographic area that result from Customers requesting Access for their suppliers or customers who are in that geographic area) in those geographic area(s) on a "match-offer" basis (which right shall be exercisable, if at all, during the ten
(10) day period that follows the lapse of ZoomTown.com's thirty (30) day acceptance period described in the preceding sentence). If ZoomTown.com does not so accept exclusivity and expansion of the Market Area and E-MarketPro does not so exercise its right of first refusal in a given geographic area, then if Purchase Pro enters into such exclusive agreement with a third party, neither ZoomTown.com nor E-MarketPro shall have any further right to market and offer Access to the Software in that geographic area thereafter, except for Access by persons or entities located in that geographic area that result from Customers requesting Access for their suppliers or customers who are in that geographic area.

     (c) Purchase Pro reserves the right to grant third parties exclusive rights to market and offer Access to the Software in specific geographic area(s) outside of the Initial Market Area and the Contiguous States.

     (d) ZoomTown.com may elect to provide (and license, to the extent of any proprietary rights of ZoomTown.com therein) to Purchase Pro, and Purchase Pro may in turn provide and, if applicable, sublicense to the third party, a turnkey type package that will allow the third party to replicate ZoomTown.com's First Tier Support structure and ZoomTown Website page(s) relating to the Software and to develop, host, maintain, train and market and offer Access to the Software in the third party's geographic area in a manner that is comparable to ZoomTown.com's efforts in the Market Area. If a third party is so provided a turnkey package pursuant to this subparagraph 2.2(d), then Purchase Pro shall pay, quarterly, royalties equal to (i) ** of the Gross Revenue from such third
                                       --
party's customers located (determined in the same manner as Customers are determined; see subparagraph 1(r) above) in such third party's geographic area to ZoomTown.com and (ii) ** of such Gross Revenue to E-MarketPro. Any amounts
                         --
owed to ZoomTown.com pursuant to this provision shall be in addition to any amounts that may otherwise be owed to ZoomTown pursuant to Paragraph 5, below.

     (e) ZoomTown.com's exclusive rights to market and offer Access to the Software as provided in this Agreement notwithstanding, ZoomTown.com's rights to market and offer Access to the Software to Purchase Pro House Account Customers always shall be non-exclusive. Purchase Pro House Account Customers that are located in the Market Area (see subparagraph 1(r) above) shall be granted Access to (i) a fully-featured version of the co-branded Software, if charged the full price determined according to Paragraph 5.1 below, or (ii) a restricted version of the Software that is not co-branded and does not include the ability to access the "public network" national market place that is a feature of the co-branded Software, if charged less than the full price determined according to Paragraph 5.1 below. ZoomTown.com may market and offer an upgrade up to the fully-featured version of the Software to Purchase Pro House Account Customers located in the Market Area that receive the restricted version.



*  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION
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CONTAINED IN THIS EXHIBIT.  THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE
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     (f)       ZoomTown.com is hereby authorized to enter into binding
agreements (licenses) granting Access to Customers that are obtained through the efforts of ZoomTown.com hereunder, provided that each such Customer meets the credit approval criteria employed by ZoomTown.com and Cincinnati Bell Inc. in the ordinary course of business and that all such agreements shall be in a standard form agreement provided by Purchase Pro from time-to-time, with only such changes (other than Customer-specific information such as name, address and the like) as Purchase Pro approves in writing. Purchase Pro shall consult with ZoomTown.com regarding the form and content of such standard form agreement, and ZoomTown.com shall have the right to approve any provision thereof that it reasonably determines would create any obligation or liability on the part of ZoomTown.com.

     (g) ZoomTown.com shall only execute or otherwise enter into agreements with Customers pursuant to subparagraph 2.2(f) as Purchase Pro's agent and on Purchase Pro's behalf, and Purchase Pro and Customer shall be the contracting parties under all such agreements.

    2.3   E-MarketPro
          -----------

     Purchase Pro, E-MarketPro and ZoomTown.com agree that this Agreement grants E-MarketPro the right, as Purchase Pro's agent and representative and on the terms set forth herein, to market and offer (which terms may include the right to issue Customer IDs in accordance with Purchase Pro's standard policies and practices to Customers), on behalf of Purchase Pro, Access to Purchase Pro's Software. The rights granted E-MarketPro hereunder and E-MarketPro's appointment hereunder as Purchase Pro's agent to market and offer Access to the Software is
(i) co-exclusive, subject to Purchase Pro's rights with respect to Purchase Pro House Account Customers, with the rights of ZoomTown.com under Paragraph 2.2 in the State of Kentucky and (ii) except as otherwise provided in subparagraphs 2.2(b) and 2.2(c), non-exclusive in the Contiguous States. During the term of this Agreement, E-MarketPro shall not have any rights to market or offer Access in the State of Ohio, or in those areas of Kentucky which are part of the Cincinnati Bell Telephone local service area or the ZoomTown.com networks except for Access to the co-branded Software (as set forth in Paragraph 4.1(ix) below) for E-MarketPro customers or E-MarketPro customers requesting Access for their suppliers or customers who are in that geographic area. For sales of Access by E-MarketPro in the State of Ohio or in those areas of Kentucky specified above, payment to E-MarketPro shall be pursuant to paragraph 5.2(ii), below. E-MarketPro's right to market and offer Access in geographic areas outside the Initial Market Area and the Contiguous States shall remain as stated in the E-MarketPro Agreement.


3.   Responsibilities of ZoomTown.com
     --------------------------------

     3.1  Sales and Support Responsibilities
          ----------------------------------

     In addition to its other rights, understandings and obligations created by this Agreement, ZoomTown.com shall, during the term of this Agreement:

     (i) Co-brand Purchase Pro's Software in the Market Area by altering, with technical assistance from Purchase Pro, the look and graphics of its advertising and promotional


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     materials and the pages of the ZoomTown Website so as to reflect
     ZoomTown.com's offering of Access to the Software coupled with the statement "powered by Purchase Pro" and to include on the ZoomTown Website information on how a Customer may order Access to the Software.

     (ii) Use its best commercially reasonable efforts to achieve the Launch Date on or before the end of the Launch Period.

     (iii) Use its best commercially reasonable efforts to promote, market and offer Access to Purchase Pro's Software to Customers and to maximize sales of Access throughout the Market Area.

     (iv) Act solely as an independent organization, without authority to commit Purchase Pro except as specifically provided in subparagraphs 2.2(f) and 2.2(g) above, and to employ its own facilities at its own expense to perform its obligations hereunder.

     (v) Complete and/or carry out before the Launch Date training of its personnel, where applicable based on the training offered by Purchase Pro on a "train-the-trainer" basis (see subparagraph 4.1(vi) below), as reasonably required to maintain an informed and suitably qualified and knowledgeable sales, technical support, and application engineering organization and to maximize sales of Access in the Market Area, to provide First Tier Support and carry out ZoomTown.com's other obligations and duties hereunder and to assist Purchase Pro's personnel with the application and service of the Software.

     (vi) Provide Purchase Pro with electronic copies of any marketing materials and web-specific content regarding the Software developed by or for ZoomTown.com. Purchase Pro will be responsible for production, at its expense, of literature and materials and/or web pages based on content provided by ZoomTown.com. Any such production by Purchase Pro may include quantities ordered by ZoomTown.com.

     (vii) Provide First Tier Support to Customers in good standing in the Market Area that are using Purchase Pro Software.

     (viii) Provide such additional services as may be agreed upon with Purchase Pro.

4.   Responsibilities of Purchase Pro
     --------------------------------

     4.1  Support and Sales Responsibilities
          ----------------------------------

     In addition to its other rights, understandings and obligations created by this Agreement, Purchase Pro shall, during the term of this Agreement:

     (i) Use its best commercially reasonable efforts to assist ZoomTown.com in achieving the Launch Date on or before the end of the Launch Period.


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     (ii)                Promptly upon their general availability, provide all
               fully-featured releases of the Software to ZoomTown.com, free of charge. The parties may also enter into a mutually agreeable, separate written beta-test agreement pursuant to which ZoomTown.com will receive and undertake to test "beta" and other pre-general availability releases of the Software.

     (iii) Develop, install and maintain all client software necessary to co-brand with ZoomTown.com the Purchase Pro Software as provided in subparagraph 3.1(i) above, at no charge to ZoomTown.com.

     (iv) Provide, at ZoomTown.com's cost for reasonable travel and living expenses, an on-site subject matter expert to install, test and maintain any Purchase Pro Software at any ZoomTown.com location at mutually scheduled time(s) during the Launch Period.

     (v) Provide Access to standard services and generally available Software upgrades to Customers on the same basis and at the same cost as to all other similarly situated customers of Purchase Pro. This provision shall not prevent Purchase Pro from developing and offering customized and/or dedicated solutions to particular customers.

     (vi) Conduct mutually scheduled training sessions for the ZoomTown.com's sales and support personnel, both before the Launch Date and thereafter. Such training will be at no charge, except that if conducted at ZoomTown.com's location, ZoomTown.com will bear the reasonable travel and living expenses of the Purchase Pro personnel involved. After the first anniversary of the Launch Date, any such training will be provided on a "train-the-trainer" basis only.

     (vii) Provide ZoomTown.com with electronic copies of any marketing materials and web-specific content regarding the Software developed by or for Purchase Pro. ZoomTown.com will be responsible for production, at its expense, of literature and materials and/or web pages based on content provided by Purchase Pro. Any such production by ZoomTown.com may include quantities ordered by Purchase Pro.

     (viii) Provide Second Tier Support and Third Tier Support, within the time limitations specified in Exhibit A, to ZoomTown.com and to all Customers in good standing that are using Purchase Pro Software.

     (ix) Offer and allow Access only to the ZoomTown.com co-branded Software (see subparagraph 4.1(ii)) to any Customers in the Cincinnati Bell Telephone service area and to any Customer on the ZoomTown.com networks, with the exception of Purchase Pro House Account Customers as set forth herein.

     (x) Provide such additional services as may be agreed upon with ZoomTown.com.


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     4.2  Scope and Limitation of Purchase Pro's Authority
          ------------------------------------------------

     Neither E-MarketPro nor Purchase Pro shall have any power or authority to act for, bind or commit ZoomTown.com. Purchase Pro may not use the name of the ZoomTown.com in any sales promotion literature, news release, or advertising outside of that which is permitted under or contemplated by the terms of this Agreement, without the express written consent of the ZoomTown.com in each instance.

     4.3  Quality Standards
          -----------------

     Purchase Pro shall provide a general availability release of the Software in accordance with Purchase Pro's normal quality assurance that is free of any Defects that are known to Purchase Pro and not corrected or subject to a reasonable software patch or problem work-around, no later than the Launch Date. Purchase Pro will not knowingly release any general availability version of the Software that Purchase Pro believes is likely to have a substantial incidence of Disruptions without notifying ZoomTown.com.

     4.4  No Warranties
          -------------

     Subject to paragraph 4.6, (i) ZoomTown.com acknowledges that the Software is provided "AS-IS" and (ii) Purchase Pro does not warrant its Software to be free from any Defects or that its operation will be free from Disruption. In lieu any warranty in respect of the Software, Purchase Pro will provide ZoomTown.com with error correction services for the Software in accordance with Exhibit A, free of charge.

     4.5  Correction of Software Defects
          ------------------------------

     In the event the Software is found to contain a Defect, Purchase Pro shall take steps to remedy the Defect in accordance with the applicable provisions of Exhibit A.

     4.6  Year 2000 Compliance
          --------------------

     Purchase Pro represents and warrants as follows: that the Software is designed to be used prior to, during, and after the year 2000 A. D. and that it will operate during such time periods without error relating to its internal processing of date data that is presented to the Software in an industry-standard, year 2000 compliant format (referred to herein as being in a "Y2K Compliant Date Format") which represent or reference different centuries or more than one century; that no value for current date in Y2K Compliant Date Format will cause interruptions in normal operation; that all manipulations of calendar-related data (dates, duration, days of week, etc.) in Y2K Compliant Date Format will produce correct results for all valid date values; that date elements in interfaces and data storage within the Software permits specifying century or uses another industry-standard technique to eliminate date ambiguity by using a Y2K Compliant Date Format; and that for any date element represented without century, the correct century is unambiguous for all manipulations involving that element which occur during the warranty period set forth in the next sentence. The Year 2000 Compliance Warranty set forth herein shall expire on the date on which the Software has operated without a material breach of this Year 2000 Compliance Warranty for a consecutive 12-month period after January 1, 2000. Any



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                                      -9-
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failure of the Software to comply with this Year 2000 Compliance Warranty shall be promptly repaired by Purchase Pro in accordance with the applicable provisions of Exhibit A.

     4.7  Disruption of the ZoomTown.com Network
          --------------------------------------

     Notwithstanding anything in this Agreement to the contrary, in the event that there is any Disruption in the ZoomTown.com network which is caused by or under the control of Purchase Pro, Purchase Pro shall take all commercially reasonable actions necessary to terminate the Disruption as soon as practicable. In the event the Disruption of in the ZoomTown.com network is not caused by or under the control of Purchase Pro, Purchase Pro shall cooperate in ZoomTown.com's efforts to terminate such Disruption as reasonably requested by ZoomTown.com, at ZoomTown.com's expense.

     4.8  Security
          --------

     Purchase Pro will include and maintain in the Software and/or otherwise use such encryption and firewall technologies and/or other security systems or procedures as it believes are reasonable and appropriate for the purpose that data transmission to and from the Software will be secure. Purchase Pro does not represent or warrant that the Software cannot be "hacked," that all such data transmissions will be secure in all circumstances, or that the encryption and firewall technologies and/or other security systems or procedures that it maintains in the Software or uses cannot be broken or evaded. In addition, this paragraph 4.8 shall not require Purchase Pro to use or maintain in the Software any encryption and firewall technologies and/or other security systems or procedures in violation of any applicable law or regulation.

     4.9  Development of Enhanced Software
          --------------------------------

     The parties hereto anticipate that, from time-to-time, ZoomTown.com may request the further development of the Software to include new features or functions. In such event, ZoomTown.com shall make such requests in writing, specifying with particularity the desired characteristics and specifications of said improvements, features, or functions, and Purchase Pro shall promptly prepare a written preliminary proposal for development of same, said proposal to include a schedule for development and an estimated cost of completion. In the event the preliminary proposal is acceptable to ZoomTown.com, the parties shall negotiate in good faith the terms of a final proposal, including a final set of design specifications, performance characteristics, development schedule, and price, which upon written approval and acceptance by both parties shall constitute a binding addendum to this Agreement.

5.  Customer Sales

     5.1  Price
          -----

     Purchase Pro, in consultation with ZoomTown.com, shall determine the market sale price for all Access and all additional software and services to be provided to Customers in the Market Area, including, without limitation, upgrades to fully-featured versions pursuant to subparagraph 2.2(e). An initial schedule of such fees for Access to the Software and services shall be memorialized in writing before the Launch Date.



                                  Confidential

      5.2   Invoicing and Terms of Payment
            ------------------------------

      (i) For the initial 24 months after the Launch Date, Purchase Pro shall invoice on a regular basis all Customers at the price determined under paragraph 5.1 plus any amount owed for additional goods or services provided to the Customer. Beginning with the twenty-fifth (25th) such month, ZoomTown.com may elect in its sole discretion to invoice on a regular basis all Customers on behalf of Purchase Pro, whereupon ZoomTown.com shall invoice the Customers (with appropriate mention of Purchase Pro's name on the invoice); in such event, the parties shall cooperate to transition the billing and collection responsibility to ZoomTown.com. Regardless of the party performing the billing and collection function, all Gross Revenues subject to this Agreement are revenues of Purchase Pro. Purchase Pro shall pay sales commissions to ZoomTown.com and E-MarketPro on such revenues in accordance with subparagraphs 5.2(ii) through 5.2(iv).

      (ii) Purchase Pro shall pay (1) a sales commission to ZoomTown.com equal to ** of the Net Revenues from Customers in
                                      --
                the Initial Market Area during the period ending on the first anniversary of the Launch Date and (2) a sales commission to E-MarketPro equal to ** of such Net Revenues. Purchase Pro shall
                                   --
                pay (1) a sales commission to ZoomTown.com equal to ** of the
                                                                    --
                Net Revenues from Customers in the Initial Market Area after the first anniversary of the Launch Date and (2) a sales commission to E-MarketPro equal to ** of such Net Revenues. Purchase Pro
                                        --
                shall pay (1) a sales commission to ZoomTown.com equal to (a) **
                                                                              --
                of the Net Revenues from Customers in the Contiguous States minus (b) the amount payable to E-MarketPro pursuant to clause
                (2) of this sentence, and (2) a sales commission to E-MarketPro equal to the lesser of ** of such Net Revenues or ** per such
                                       --                         --
                Customer per month. Purchase Pro shall pay (1) a sales commission to ZoomTown.com equal to ** of the Net Revenues, and
                                                    --
                (2) a sales commission to E-MarketPro equal to ** of such Net
                                                               --
                Revenues from Customers in any expansion of the Market Area outside of the Initial Market and the Contiguous States.

      (iii) For Access by persons or entities located outside the Market Area that have a Customer ID issued as a result of a sale by ZoomTown.com pursuant to paragraph 2.2 or that result from Customers requesting Access for their suppliers or customers who are in an area outside the Market Area and/or from the marketing and sales efforts by ZoomTown.com outside the Market Area (i.e., in both cases, persons or entities that ZoomTown.com has "signed up" to have Access, but for whom ZoomTown.com is not obligated to provide First Tier Support), Purchase Pro shall pay (1) a sales commission to ZoomTown.com equal to ** of all Gross
                                                          --
                Revenue arising from such Access, and (2) a sales commission to E-MarketPro equal to ** of all Gross Revenue arising from such
                                     --
                Access, unless such Access is within the Contiguous States in which case Purchase Pro shall pay (1) a sales commission to ZoomTown.com equal to **
                                      --

*  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION
--------------------------------------------------------------------------------
CONTAINED IN THIS EXHIBIT.  THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE
------------------------------------------------------------------------------
BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE
---------------------------------------------------------------------------
SECURITIES AND EXCHANGE COMMISSION.
-----------------------------------


                                 Confidential
      of all Gross Revenue arising from such Access and (2) a sales commission to E-MarketPro equal to ** of all Gross Revenue arising from such Access. The obligations contained in this subparagraph 5.2(iii) shall extend to first line customers and suppliers only, and not to subsequent downline customers or suppliers, unless such downline customers or suppliers themselves are in the Market Area, in which case the applicable sales commission set forth in subparagraph 5.2(ii), above, shall apply as to them.

      (iv) Purchase Pro shall pay a sales commission on the portion of the Gross Revenues remitted for any given month that is represented by the Customer Guaranteed Minimum, as follows:
               (1) ZoomTown.com shall be entitled to a sales commission equal to the Customer Guaranteed Minimum attributable to the first **
                                                                         --
               Customers and (2) E-MarketPro shall be entitled to a sales commission equal to the Customer Guaranteed Minimum attributable to all remaining Customers times the sales commission percentage under the first two sentences of subparagraph 5.2(ii) that applies to the corresponding Net Revenues from such Customers. For avoidance of doubt, this counting of the "**" applies
                                                             --
               separately and afresh for each monthly remittance under subparagraph 5.2(v) and does not refer to the first ** Customers
                                                                   --
               since the inception of this Agreement.

      (v) The appropriate party (i.e., the party performing billing and collection functions with respect to the Gross Revenues in question) shall remit, on an end-of-calendar-month basis one month in arrears (e.g., remit at the end of February for Net Revenues in January), to the other parties hereunder the respective amounts to which they are entitled under the provisions of subparagraph 2.2(d) (if applicable) and this Paragraph 5.2. The party obligated to remit sums to the other under this paragraph 5.2(v) shall provide to the other parties, with each monthly remittance, a written report of all amounts invoiced, amounts collected, and any deductions from amounts otherwise due to such other party.

      (vi) Except as otherwise agreed in any "match-offer" agreement entered into pursuant to subparagraph 2.2(b), and as to Gross Revenues and Net Revenues on which E-MarketPro receives a sales commission under this Agreement, the payment by Purchase Pro to E-MarketPro of sales commissions on revenues from Access by customers that result from sales by E-MarketPro shall be governed by the E-MarketPro Agreement.

      5.3      Initial Payment
               ---------------

      Upon execution of this Agreement, ZoomTown.com will pay to Purchase Pro the amount of **, which payment shall be non-refundable. Purchase Pro shall pay
              --
a sales commission to E-MarketPro equal to ** of such amount.
                                           --


*  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION
--------------------------------------------------------------------------------
CONTAINED IN THIS EXHIBIT.  THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE
------------------------------------------------------------------------------
BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE
---------------------------------------------------------------------------
SECURITIES AND EXCHANGE COMMISSION.
-----------------------------------


                                 Confidential

     5.4  Taxes
          -----

     The party responsible under law will collect and remit as required by applicable law any sales, use, value-added or excise taxes, in amounts legally levied or imposed under the authority of a federal, state or local taxing jurisdiction, on the Gross Revenues or royalties under subparagraph 2.2(d) (or any part thereof) subject to this Agreement for Access to the Software, and the provision of related services.

     5.5  Exchange of Necessary Information
          ---------------------------------

     The applicable party, in a timely fashion and periodically as the parties mutually agree, shall provide the other party with the necessary billing, Gross or Net Revenue and other information (including any applicable pre-paid amounts and other offset credits and applicable tax calculations under paragraph 5.4) in such party's possession or control in order that the party responsible hereunder may invoice Customers for the correct amounts under paragraph 5.2 and collect and remit taxes as required by paragraph 5.4.

     5.6  Quarterly Settle-Up
          -------------------

     Not less frequently than quarterly, the parties will settle-up and reimburse each other as required so that (i) any remittances under paragraph 5.2 that represent bad debt are reimbursed back to the party that made the remittance and (ii) tax payments under paragraph 5.4 are borne by the parties in proportion to their respective shares of the pertinent revenue under paragraph 5.2.

6.   Intellectual Property

     6.1  Ownership of Intellectual Property Rights
          -----------------------------------------

     The parties agree that all prior patent, copyright, trademark or other intellectual property rights in and to any product or idea existing prior to the date of this Agreement shall remain with the party holding such rights. Each party grants to the other parties a license for use of such intellectual property to the extent necessary to perform its obligations hereunder. All materials developed pursuant to any accepted final proposal (including, without limitation, all preliminary and final plans and all Software and collateral materials, regardless of the medium) pursuant to Paragraph 4.9 above, and all corresponding copyrights, trade secret rights, and patent rights, shall be the property of parties as they may agree pursuant to paragraph 4.9. In no event, however, will ZoomTown.com acquire any ownership rights to any underlying intellectual property of Purchase Pro, notwithstanding any agreement under paragraph 4.9 that ZoomTown.com shall have or acquire any ownership rights in a derivative work thereof. Purchase Pro and ZoomTown.com shall execute and deliver all documents reasonably requested by the other as necessary to perfect, register, and/or enforce all patents, copyrights and other rights and protection relating to materials subject to paragraph 4.9 in any and all countries.


                                  Confidential

     6.2  Co-Branding
          -----------

     The parties acknowledge and agree that the other parties' own valuable trademarks for various trade names, which will be contributed to the co-branding of the Software. Each party agrees to take, in consultation with the other party and at its written request and expense, all actions reasonably necessary to protect the trademarks of the other and to avoid confusion in the public and inadvertent loss of trademark rights, and to comply with the other's guidelines and procedures on trademark usage.

     6.3  Patent, Copyright and Trademark Indemnity
          -----------------------------------------

     Purchase Pro warrants that its Software does not and will not infringe upon any US patent issued as of the Effective Date, US copyright, US trademark or trade secret owned by any third party, and shall, at its expense, defend and indemnify ZoomTown.com for costs and damages and expenses (including reasonable attorneys fees) incurred in any suit, claim or proceeding brought against ZoomTown.com alleging that the Software or software sold or offered for use pursuant to this Agreement infringes any such patents, copyrights, trademarks or other intellectual property rights, provided Purchase Pro has sole control over and ZoomTown.com fully cooperates in such defense and any settlement of such claim. Should Access or the use of any unit of the Software by ZoomTown.com or its Customers be enjoined, or in the event that Purchase Pro desires to minimize its liabilities hereunder, Purchase Pro may, at its option, either (i) substitute a fully equivalent non-infringing unit of the Software, modify the infringing item so that it no longer infringes but remains fully equivalent, or obtain for ZoomTown.com and ZoomTown.com's Customers, at its own expense, the right to continue use of such item or (ii) if the alternatives under clause (i) are not available at commercially reasonable cost, terminate this Agreement as to the subject Software.

7.   Attorneys Fees
     --------------

     If any arbitration or litigation is commenced between or among parties to this Agreement or their personal representatives concerning any of the provisions of this Agreement or the rights and duties of any person in relation thereto, the party or parties prevailing in such arbitration or litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for their attorneys fees which shall be determined by the Court in such litigation or in a separate action brought for that purpose.

8.   Force Majeure
     -------------

     A party shall be excused from any delay or failure in its performance hereunder caused by any labor dispute, governmental requirement, act of God, and other causes beyond its control. If such delaying cause shall continue for more than ten (10) days, the party injured by the inability of the other to perform shall have the right upon ten (10) days prior written notice to terminate this Agreement.


                                 Confidential

9.   Governmental Authorities
     ------------------------

     No party shall be required to do anything contrary to any applicable directive or obligation of any competent governmental authority, and shall promptly notify the other parties if compelled by law, act, or government decree to act otherwise than in accordance with this Agreement.

10.  Assumption of Liabilities or Obligations
     ----------------------------------------

     Except as specified herein, this Agreement in no way confers upon any party the right to act as the legal representative or agent of any other party, nor shall any party have the right or authority to assume any liability or obligation of any kind on behalf of any other party.

11.  Agreement Termination
     ---------------------

     11.1  Termination
           -----------

     (i) The parties warrant that all identifying signs, literature, logos and other evidence linking ZoomTown.com and Purchase Pro shall be removed or destroyed upon termination of this Agreement.

     (ii) Should this Agreement be terminated by any party in accordance with paragraphs 11.2 or 11.3 prior to payment of amounts due hereunder or pursuant hereto for periods prior to the date of termination, such amount shall be paid (by the responsible party, as the case may be) as when due in accordance with the terms hereof.

     11.2  Termination by Default
           ----------------------

     This Agreement shall terminate, at the option of a non-defaulting party, upon substantial default or material breach of any of the terms, conditions, or obligations hereunder unless the defaulting party is able to fully remedy the default or breach within thirty (30) days (or one (1) business day in the case of a default under paragraph 4.7). Upon termination of this Agreement by substantial default or material breach, all rights and privileges granted under this Agreement to the defaulting party shall immediately terminate. Termination of this Agreement by default shall not relieve the defaulting party of its obligations hereunder.

     11.3  Insolvency or Bankruptcy
           ------------------------

     This Agreement shall terminate if any party becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or ceases to function as a going concern or to conduct its operations in the normal course of business.


                                  Confidential

     11.4  Provision for Customers in the Event of Termination
           ---------------------------------------------------

     (i) In the event this Agreement is terminated, whether by default or otherwise, the responsible party shall continue to remit to the other party all amounts owed, pursuant to Paragraph 5.2, above.

     (ii) In the event this Agreement is terminated, ZoomTown.com shall be permitted to offer to any Customer any such other or additional software and services, whether competing or not, or access thereto, without further liability to Purchase Pro or E-MarketPro.

     11.5  Escrow Agreement for the Retention of Software
           ----------------------------------------------

     Within sixty (60) days after the Effective Date, ZoomTown.com and Purchase Pro shall enter into a source code escrow with a mutually agreeable escrow agent, substantially in the form attached as Exhibit C hereto.

     11.6  Limitation of Default Rights and Remedies.
           -----------------------------------------

     Notwithstanding anything in this Agreement to the contrary, it is expressly understood and agreed by the parties that the right to declare default hereunder by E-MarketPro shall be limited to claims of non-payment under Paragraph 5 and Paragraph 2.2(d) and claims of breach of obligations to offer the right of first refusal under Paragraph 2.2(c), and E-MarketPro specifically waives any rights to declare default except for those claims specified above. In the event E-MarketPro declares default, remedies shall be limited to collection of amounts found owing to E-MarketPro. In no event shall a declaration of default by E-MarketPro constitute a default of any other provision hereunder, or relieve any party including E-MarketPro, from continuing to perform all obligations hereunder.

12.  Assignment
     ----------

     This Agreement may not be assigned in whole or in part by a party without the consent of the other parties hereto. Such consent shall not be required in the case of a sale of all or substantially all the assets of the assigning party or an assignment to an entity directly or indirectly owning or controlling, owned or controlled by, or under common control with the assigning party and, in any event, shall not be unreasonably withheld except for good and just cause and shall not be deemed a waiver of this Article for any proposed subsequent assignments. Notwithstanding the foregoing, ZoomTown.com shall retain the right to terminate this Agreement without further obligation or liability to Purchase Pro or E-MarketPro, its successors or assigns, if, in its sole and exclusive judgment, any assignment or purported assignment by Purchase Pro or E-MarketPro is to be made to a competitor of Cincinnati Bell.

13.  Sole Agreement
     --------------

     This Agreement contains the sole and only agreement of the parties and correctly sets forth the rights, duties, and obligations of each party to the other parties as of its date together with the standards

                                  Confidential
and any other agreements in writing which the parties mutually agree upon. Any prior agreements, promises, negotiations, or representations with respect to the specific subject matter of this Agreement that are not expressly set forth in this Agreement are of no force and effect. This Paragraph 13 does not affect or apply to the E-MarketPro Agreement, except so far as this Agreement specifically supercedes or amends the E-MarketPro Agreement.

14.  Paragraph Titles
     ----------------

     Paragraph titles or captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement, nor the intent of any provision thereof.

15.  Confidentiality and Non-Disclosure
     ----------------------------------

     Each party acknowledges that in the course of its performance hereunder, and in offering services to Customers, it may obtain confidential information, including without limitation customer lists, buying habits and marketing strategies, concerning E-MarketPro, Purchase Pro, Cincinnati Bell Inc., ZoomTown.com, and/or the affiliates and/or customers of such entities. Each party expressly agrees that it shall not, without express written consent of the other party, disclose any such information of the other party or its affiliates or customers to any third party, or use such information for purposes not related to its performance hereunder. The parties will discuss in good faith a separate agreement regarding the sale of Customer lists and other similar data generated by operation of the Software as contemplated by this Agreement.

16.  Jurisdiction
     ------------

     16.1  Governing Law
           -------------

     This Agreement, and all of the rights and duties in connection therewith, shall be governed by and construed under the laws of the State of Ohio, USA.

     16.2  Subject Matter and Personal Jurisdiction
           ----------------------------------------

     The courts located in the State Ohio shall have full subject matter jurisdiction, and shall have full personal jurisdiction over E-MarketPro, Purchase Pro and ZoomTown.com in connection with any controversy, claim, or award arising out of this Agreement or between the parties. Any suit to enforce the terms herein or between the parties shall be brought in any court of competent jurisdiction in Hamilton County, Ohio, and the parties specifically waive hereby any claims or defenses of personal jurisdiction, improper venue, or forum non-conveniens with respect to litigation brought in accordance with this paragraph 16.2.

17.  Amendments
     ----------

     This Agreement may be amended only by the mutual written consent of all the parties hereto.

                                  Confidential

18.  Waivers
     -------

     Except as herein provided to the contrary, failure by any party to insist upon strict and complete performance of any or all of the terms or conditions contained in this Agreement shall not constitute nor be construed as a waiver of that party's right to thereafter enforce any such terms or conditions, nor shall it be deemed a waiver of any other term or condition contained herein.

19.  Construction and Severance
     --------------------------

     The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against any party hereto. If any term, covenant, condition, or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unreasonable, the remainder of the provisions hereof shall remain in full force and effect.

20.  Access to Records
     -----------------

     The parties hereto shall keep accurate records in sufficient detail to enable the determination of the payments payable to the other parties and each party shall permit examination and inspection of the records by authorized representatives of the other parties, upon reasonable notice, during usual business hours to the extent necessary to verify the reports and payments required hereunder.

21.  Term of Agreement
     -----------------

     21.1  Initial Term of Agreement
           -------------------------

     This Agreement shall become effective on the date on which it is executed and shall continue until the last day of the calendar month in which the third anniversary of the Launch Date occurs.

     21.2  Extensions of Agreement
           -----------------------

     At the expiration of this Agreement, as described in Paragraph 21.1 above, and provided that it has not been subject to earlier termination, this Agreement shall continue on a year to year basis thereafter unless a party advises the other parties in writing at least thirty (30) days in advance of its intent to terminate this Agreement, in which event such termination shall become effective thirty (30) days after receipt of such notice.

22.  Counterparts
     ------------

     This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

23.  Corporate Authority
     -------------------

     The persons executing this Agreement warrant that they have the right, power, legal capacity, and appropriate authority to enter into this Agreement on behalf of the entity for whom they sign.

                                  Confidential

24.  Remedies:  Non-Exclusive
     ------------------------

     No remedy conferred by any specific provision of this Agreement is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder now or hereinafter existing in law, or in equity, or by stature, or by otherwise. The election of one or more remedies by a party shall not constitute a waiver of the right to pursue other available remedies.

25.  Notices
     -------

     With the exception of bills, invoices, and shipping papers, all notices or other communications provided for by this Agreement shall be made in writing and shall be deemed properly delivered (i) when delivered personally, or (ii) by the mailing of such notice to the parties entitled thereto, registered or certified mail, postage prepaid to the parties at their address set forth below: (or such address designated, in writing, by one party to the other parties).

     To ZoomTown.com, Inc.                To Purchase Pro, Inc.
     ---------------------                ---------------------

     ZoomTown.com, Inc.                   Purchase Pro International, Inc.
     Attention: Michael O'Brien           Attention: Christopher P. Carton
     Suite 102-715                        3291 North Buffalo Drive
     201 East Fourth Street               Las Vegas, Nevada 89129
     Cincinnati, Ohio 45202
                                          With a copy to:

                                          Purchase Pro International, Inc.
                                          Attention: Brad Redmon
                                          2623 Regency Road
                                          Lexington, Kentucky 40503

     To: E-MarketPro
     ---------------

     E-MarketPro, LLC
     Attention: Brad Redmon
     2623 Regency Road
     Lexington, Kentucky 40503

26.  Participation on the Software Steering Committee
     ------------------------------------------------

     It is acknowledged that Purchase Pro maintains a committee known as the Software Steering Committee ("Committee") which is responsible for the design of all software of Purchase Pro, including the Software, and all alterations, upgrades and updates thereto, together with the implementation of such changes to the Software or other Purchase Pro software. In furtherance hereof, ZoomTown.com shall be entitled to appoint one member of the Committee during the term of this Agreement, with full power as is granted all other members.

                                 Confidential

PURCHASE PRO INTERNATIONAL, INC.      ZOOMTOWN.COM
(Purchase Pro)


BY:

Signature: /s/ CHARLES JOHNSON, JR.      Signature:  /s/ MICHAEL O'BRIEN
         ----------------------------              -----------------------------

Typed Name: Charles Johnson, Jr.         Typed Name: Michael O'Brien
           --------------------------                ---------------------------
Title: Chief Executive Officer           Title: President
       ------------------------------           --------------------------------

Date: 5/19/99                            Date: 5/19/99
      -------------------------------          ---------------------------------


E-MARKETPRO, LLC
(E-MarketPro)


BY:

Signature: /s/ BRADLEY REDMON
          ---------------------------

Typed Name: Bradley Redmon
           --------------------------

Title: Sole Member
       ------------------------------

Date: 5/19/99
      -------------------------------


                                  Confidential

                                   Exhibit A
                                   ---------

                                   Exhibit B
                                   ---------

               List of the Purchase Pro House Account Customers
               ------------------------------------------------
                           as of the Effective date
                           ------------------------


Office Depot
CompUSA
HPS & Affiliates
Marriott
Hilton
Meristar
Starwood
Best Western
Orlando Chamber of Commerce (Orlando, FL)
Phoenix Chamber of Commerce (Phoenix, AZ)

                                   Exhibit C
                                   ---------

                                   Exhibit D
                                   ---------

                                     -24-